EXHIBIT 10.22

                            GENERAL AGENCY AGREEMENT
                            ========================

                      FEDERATED NATIONAL INSURANCE COMPANY
          HOME OFFICE, 4161 N.W. 5TH STREET, PLANTATION, FLORIDA 33317

Federated National Insurance Company, a Florida Corporation, is a party to this Agreement and shall be referred to as the "Company".

Assurance Managing General Agents, Inc., a Florida Corporation, whose address is 4161 N.W. 5th Street, Plantation, Florida 33317, is a party to this Agreement and shall be referred to as the "General Agent".

THIS AGREEMENT is entered into this __1__ day of August , 1998 by and between the entity or person(s) designated and executing this General Agency Agreement (hereinafter referred to as the "General Agent") and the company designated, organized under the laws of Florida (hereinafter referred to as the "Company").

NOW THEREFORE, IT IS UNDERSTOOD AND AGREED:

I. APPOINTMENT AND AUTHORITY:

A. The General Agent is authorized to manage the portions of the Company business as set forth herein. General Agent is authorized to solicit applications for and to issue policies of insurance on such class or classes of business and in such territory or territories as are indicated by the various authorized and executed product line addendum agreements attached hereto and incorporated herein by this reference. This Agreement shall be between the General Agent and the Company authorizing the writing of the aforesaid class or classes of business. It shall also be effective as to any addendum subsequently attached hereto amending the provision of an existing authorized product line or adding a new product line.

B. In carrying on the business contemplated by this Agreement, the General Agent shall comply with such rules, regulations or instructions as the Company may prescribe and the General Agent hereby agrees and is hereby authorized:

         1. To collect, receive and account for premiums on insurance policies pursuant to this Agreement.

         2. To deliver and countersign policies of insurance which have been executed by authorized officers of the Company.

         3. To make endorsements, changes, assignments, transfers and modifications to policies as authorized by the Company.

         4. To effect cancellation of policies as provided in Section IX of this Agreement.

         5. To enter into agreements with sub-agents, however, the General Agent shall have no authority to appoint sub-agents or to accept business from an Insurance Broker except upon specific written authority from the Company. If granted, the General Agent shall report the name, address and required licensing information of any authorized sub-agent

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         to the Company for appointment with the State Insurance Departments, as required by law.

II. LIMITATIONS OF AUTHORITY:

A. With respect to certain classes of business which the General Agent may be authorized to solicit under this Agreement, the General Agent will not solicit or accept proposals or bind the Company for insurance coverage on the following:

         1. Risks which are unacceptable in accordance with the Company's underwriting standards which the Company, from time to time, may communicate to the General Agent. Such communications may be in such form or in such manner as the Company may deem appropriate under the circumstances.

         2. Policy limits which are in excess of those specified in any product line addendum attached hereto.

         3. Risks which are not in compliance with the applicable forms, rules, rates or filings of the Company according to their exact terms and to the laws and regulations in effect in the General Agent's territory.

B. In the event the General Agent binds the Company to the aforesaid risks or excess policy limits without prior written approval from the Company, whether intentional or not, the General Agent will do such things and take such actions as necessary to remove or to reduce the Company's exposure on such risks or to such excess policy limits and to hold the Company harmless against any liability or loss which may be incurred by the Company as a result of such binder.

III.  COMPLIANCE WITH STATE INSURANCE CODES:

The General Agent agrees to operate at all times in compliance with every applicable State Insurance Code set forth in the territories where and pertaining to the various product lines that the General Agent is authorized to write for the Company under this Agreement.

The General Agent further agrees that in the event the Company is in violation of any State code or statute, due to the acts of the General Agent, the General Agent shall assume the responsibility of such act and shall hold the Company harmless in the event of such violation. If the Company, because of a violation of an Insurance Code or regulation by the General Agent, is reprimanded, fined or otherwise involved in any action caused by the General Agent, the General Agent agrees to reimburse the Company for all expenses, fines or other fees incurred by the Company as a result of such action.

IV. COMMISSIONS:

Subject to compliance by the General Agent with the terms and conditions of this Agreement, the Company will pay and the General Agent will accept as full compensation on business placed with and accepted by the Company, commissions to the extent provided in the product line addendum in effect on the date commissions are allowed or paid.

ADVANCE COMMISSIONS - As advance commissions, the General Agent may retain from the total premiums written, net of cancellations for each authorized class of


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business, the percentage of net written premium which may be indicated for such class of business in the Advance Commission column of the product line addendum. With respect to cancellations or endorsements resulting in return premiums, advance commissions shall be refunded at the same rate at which the commissions allowed initially had been computed. If the General Agent has succeeded to and is carrying on the business previously written by another General Agent with the Company (a "predecessor General Agent"), the advance commission, if any, shall be refunded at the same rate and in the manner allowed to such predecessor or General Agent, unless otherwise agreed upon in writing by the Company and the General Agent.

V. EXPENSES:

All agency expense, including but not limited to rentals, transportation, salaries, attorney or legal fees, postage, advertising, currency exchange fees, countersignature fees or commissions, agent's occupational taxes, whether billed to the General Agent or Company, shall be the liability of the General Agent. The General Agent will remit promptly to the Company the amount of any such item billed to the General Agent upon notice by the Company to the General Agent of the charge therefor.

VI. REPORTS AND RECORDS:

A. The General Agent will forward to the Company no later than ten (10) days after the effective date, or when otherwise directed by the Company, exact copies of all policies or other appropriate evidences of insurance written, modified or canceled pursuant to this Agreement. The General Agent shall keep true and complete records of all transactions and correspondence with policyholders and the Company. Such records may be examined by representatives of the Company at any time. The Company shall have access and the right to copy all accounts and records related to its business in the possession of the General Agent, in a form usable by the Company. The General Agent shall provide access to the Florida Department of Insurance to all books, bank accounts and records of the General Agent in a form usable by the Department. The General Agent shall retain records according to law.

B. Supplies furnished by the Company shall remain the property of the Company and shall be returned immediately upon request. Upon termination of this Agreement or the General Agent's authority hereunder, the General Agent, at the direction of the Company, shall return all such property to the Company or to its designated representative and shall hold the Company harmless with respect to any unauthorized use thereof. If, at the time of such termination, the General Agent is not in default in remitting premiums or other balances due the Company and if it promptly thereafter accounts for and pays over balances of premiums due but not in default, the General Agent's records, use and control of expirations shall be deemed the property of the General Agent and left in its undisputed possession; otherwise, the records and use and control of expirations shall be turned over to and vested in the Company.

VII.  PREMIUM AND ACCOUNTINGS:

A. The General Agent shall be liable for and shall pay to the Company all net premiums attributable to the business produced by the General Agent hereunder. Net premiums shall be gross premiums on such business produced by the General Agent, less return premiums and applicable commissions. An accounting of new premiums due the Company for business


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         produced by the General Agent each month shall be rendered by the
         Company to the General Agent on or about the fifth (5th) day of the following month. The amount so indicated to be due shall be paid to the Company in accordance with the payment terms specified on the product line addendum. However, funds due shall be remitted to the Company at least monthly, except the Company may require remittance every fifteen
         (15) days. Should the General Agent default in any such payment, all premiums on the unpaid business produced by the General Agent under this Agreement shall be due and payable immediately. If the default is not corrected within thirty (30) days, all provisions of this Agreement providing for payment of contingent commissions are null and void and shall not be reinstated except by a signed Letter of Reinstatement from an officer of the Company. In addition, the Company may withhold or offset payment of any commissions until all premium or other money due from the General Agent is received by the Company.

B. For the purpose of this Agreement, and unless prior approval is obtained from the Company, any cancellation of a policy effected by the General Agent which is not received by the Company within thirty (30) days following the effective date of such policy, shall be deemed to have been a cancellation with earnings, and the General Agent shall be charged for the net premiums earned thereon by the Company.

C. All premiums received by the General Agent shall be held in a fiduciary capacity in a bank which is a member of the Federal Reserve System as trustee for the Company until delivered to the Company unless otherwise specified in writing. The account shall be used for all payment as directed by the Company. The premiums received by the General Agent, net of advance commissions allowed, shall be kept in a separate fiduciary bank account, separate from any other company's accounts, unless the Company otherwise consents in writing. The keeping of an Account with the General Agent on the Company's books, as a creditor or debtor account, is declared a record memorandum of business transacted and the keeping of such account, or an alteration in compensation rate, or a failure to enforce prompt remittance or compromise or settlement or declaration of balance of account, shall not waive the Company's right to assert the fiduciary nature of the premiums collected by the General Agent.

D. The General Agent may retain no more than sixty (60) days of estimated claims payments and allocated loss adjustment expenses.

VIII.  CLAIMS:

A. The General Agent shall promptly report all claims to the Company or an Assigned Adjuster(s) or claim representative(s) who has been designated by the Company. The Company shall have the sole responsibility for adjustment and payment for claims arising under policies written by the General Agent. Payment of all claims shall be effected by drafts or checks drawn upon the Company at the Company's Home Office, unless otherwise agreed upon and authorized in writing by an officer of the Company.

B. Acceptance and endorsement of the Company's check in payment of commissions due under the terms of this Agreement shall constitute a representation by the General Agent that all known claims under the policies issued by or on behalf of the Company have been accurately, promptly, and completely reported to the Company.

C. General Agent hereby agrees to, at all times hereafter, indemnify and save harmless Company from all loss or claims which shall result from


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         real or alleged negligent or willful acts of the General Agent, or the servants, agents or employees of the General Agent in the performance of duties under this Agreement. Included are all costs, expenses, attorney fees and other legal fees, penalties, direct or consequential damages, assessments, verdicts (including punitive damages) and any other expense or expenditure incurred by Company as a result of General Agent's performance or lack of performance under the terms of this Agreement.

IX. POLICY CANCELLATIONS:

The General Agent is authorized to effect cancellations of policies written by it, or by any predecessor, in accordance with all applicable laws or regulations for non-payment of premium or other causes as the General Agent may claim to be in the best interest of the Company. Such cancellation authority shall be exercised only for causes inherent in the particular risk and shall not be construed as authority to make general or indiscriminate cancellation or replacement of the policies with those of another company, except upon specific written instructions from the Company. The General Agent will cancel any and all policies produced by it or any predecessor for any reason the Company deems necessary.

X. TERMINATION AND SUSPENSION:

A. This Agreement, with respect to any one or more of the classes of insurance authorized herein to be written, may be terminated for cause at any time or by either party by giving notice in writing to the other party at least sixty (60) days prior to the effective date of termination or as otherwise provided by law. If the Agreement is terminated by the Company the notice may specify whether the General Agent's authority to place new business continues until such termination date or terminates upon receipt of notice. In addition, the Company may suspend the underwriting authority of the General Agent during the pendency of any dispute regarding the cause for termination should a dispute arise. Both parties agree to fulfill any obligations on policies, regardless of any dispute.

B. Notwithstanding the foregoing, if the General Agent shall commit any breach of this Agreement or fail to comply with any instruction or directions by the Company, the Company may, in its sole discretion, suspend or terminate the authority of the General Agent as to all or any specific powers granted to the General Agent under this Agreement and the Company will be entitled to all legal rights of recovery from the General Agent, including but not limited to all or any part of the contingency commission which may be a part of this Agreement. Notice of such suspension or termination shall be in writing, and upon receipt of such notice, the General Agent shall thereupon cease to exercise such power or powers in accordance with such notice. Should the General Agent fail to comply with any such suspension or termination notice, the General Agent agrees to indemnify and agrees to reimburse the Company for any losses or expense incurred or for any damages caused by the Company as a consequence thereof.

C. In the event of termination of this Agreement or the General Agent's authority as to all of business, the Company need not make further payments of contingent commissions or render subsequent accounting to the General Agent until such time as all liabilities for loss and loss adjustment expenses, arising out of policies issued under this Agreement shall have been terminated by expiration, cancellation, payment or settlement as the case may be. The Company will then render a final accounting to the General Agent, only upon request, if such request is made within twelve (12) months after all liabilities have been satisfied. In the event the General Agent cannot be located or no timely request is made by the General Agent for a final accounting, all


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         funds which may be due the General Agent will revert to the Company and become its sole property.

D. In the event the General Agent exercises its right to terminate this Agreement, and provided the General Agent desires to sell the business which was placed on the Company's books by the General Agent, the Company shall have the first right and option to purchase such business by paying to the General Agent a mutually agreeable amount. If the Company exercises such option, the General Agent hereby relinquishes all rights to the expirations and to the renewal of the business whether placed by the General Agent directly or through sub-agents. If the Company exercises such option, all rights of the General Agent under agency contracts with sub-agents covering the business transacted under this Agreement are hereby assigned to the Company which shall then have the rights that the General Agent previously had with respect to the sub-agents. If the Company exercises the right to terminate this Agreement, the purchase price and conditions of sale of the business shall be as above stated provided the General Agent desires to sell and the Company desires to buy.

XI. GENERAL PROVISIONS:

A. This Agreement and the provisions relating to commissions shall, without prior notice, be automatically modified to conform with any law or governmental regulation having application to or jurisdiction over the subject matter or the parties hereto.

B. This Agreement may not be altered or modified, except in writing, signed by the parties hereto. A waiver by the Company or any breach or default by the General Agent under this Agreement shall not constitute a continuing waiver or a waiver by the Company or any subsequent act in breach of or in default hereunder. This Agreement shall be subject to and construed under the laws of the State of Florida. Whenever used in this Agreement, "policies" shall mean and include certificates, endorsements, binders and other proposals or evidences of insurance. This contract shall not be construed as an exclusive agreement, and the Company reserves the right to appoint any other General Agent(s) as it may deem advisable.

C. This Agreement supersedes all prior agreements of any type whatsoever by and between the Company and the General Agent. Should there arise from any unforseen cause, differences of opinion or interpretation of the Agreement which cannot be amicably settled between the Company and the General Agent, it is then understood and agreed such differences shall be submitted for arbitration to two Executive or Operating Officers, active or retired, of Property and Casualty Insurance Companies admitted in the state of controversy, one to be chosen by the Company, the other by the General Agent. The arbitrators so chosen shall first select from amongst Executive or Operating Officers, active or retired, of Property and Casualty Insurance Companies, a competent and disinterested umpire to whom they shall submit their differences and a decision of the majority of the three shall in such case be final. The arbitrators shall be required to decide matters submitted to them upon the customs and usages of the business in a spirit of equity rather than on technicalities or legal requirements. Each party will pay the expenses of its own arbitrator and the pro-rata portion of the expenses of the third arbitrator. Any such arbitration shall be held in the city of Pembroke Pines, Florida unless otherwise agreed in writing, signed and acknowledged by the parties hereto at the time or before the arbitrators are appointed.

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D.       The General Agent agrees not to enter or continue in effect Agency or
         General Agency Agreements with other insurance companies with respect to the classes of business covered by this Agreement unless prior notification is given to the Company.

E. The General Agent is permitted to negotiate for reinsurance for the lines of business the General Agent is so authorized by the Company. The General Agent agrees not to enter into any reinsurance agreement on behalf of the Company without the Company's approval.


F.       The General Agent shall not:

         1. Bind reinsurance or retrocessions on behalf of the Company, except that the General Agent may bind facultative reinsurance if the contract with the Company contains reinsurance underwriting guidelines including, for both reinsurance assumed and ceded, a list of reinsurers which are authorized, the coverages and amounts or percentages that may be reinsured, and commission schedules and that the Company has put each reinsurer on notice of the authorization by providing the reinsurer and reinsurance intermediary, if any, with a copy of this section of the contract and that the reinsurer will send confirmation of reinsurance placement directly to the Company and the General Agent.

         2. Commit the Company to participate in insurance or reinsurance syndicates.

         3. Appoint any producer without assuring that the producer is lawfully licensed to transact the type of insurance for which he or she is appointed.

         4. Without prior approval of the Company, pay or commit the Company to pay a claim over a specified amount, net of reinsurance, which exceeds 1 percent of the Company's policyholder's surplus as of December 31 of the last completed calendar year.

         5. Collect any payment from a reinsurer or commit the Company to any claims settlement with a reinsurer without prior approval of the Company. If prior approval is given, a report must be promptly forwarded to the Company.

         6.       Permit its subproducer to serve on its board of directors.

         7.       Appoint a submanaging general agent.

G.       The General Agent's rights under this Agreement are not assignable.

H.       The General Agent may charge a per-policy fee not to exceed $25.

I. It is realized by the parties that the Company may, from time to time, be required to accept certain risks under the Automobile Assigned Risk Plans and/or the Basic Property Insurance Inspection Placement Programs, Fair Plans, or other similar type programs of the various States or be assessed under Insurance Guarantee Associations or similar plans, because of business written under this Agreement. If such assignments should be made, it is agreed that, for purposes of payment of contingent commissions, the following shall govern:

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         Since it is virtually impossible to equitably allocate to the various
         General Agents specific assignments generated from business produced by them, it is agreed that the allocations of these assignments or assessments shall be made on a direct written premium basis. Each General Agent's annual share of the profit or loss, resulting from the assignments or assessments because of the Company's required participation in various pools, shall be the same percentage of the profit or loss as the General Agent's total direct written premium for that class of business which generated the assignment or assessments or caused the participation in the pool, bears to the Company's total direct premiums for the same class in the State for the calendar year.

         The Company will annually make this computation and notify the General Agent of its participation share. For the purposes of this Paragraph G, direct premiums written shall mean direct gross premiums written, less return premiums and cancellations.

         The Company shall calculate the total profit or loss from assignments received or participation in pools as follows:

                  From one hundred percent (100%) of premiums earned for the calendar year on said business shall be deducted losses and loss expenses incurred, commissions allowed General Agents on business or assessments payable to various plans, and a Company retention of fifteen percent (15%) on Automobile Assigned Risk Plans and/or Basic Property Insurance Inspection Placement Programs, Fair Plans, etc., as applied to earned premiums.

         In those situations where the Association or Plan completely administrates the risks, i.e., collects premiums, pay losses, etc., and then annually notifies the Company of it share of profit or loss, no Company retention will be charged. Only expenses actually booked which are attributable to the business will be taken into consideration.

         If this General Agency Agreement is terminated, the General Agent's contingent commission shall be subject to the above calculation as long as the Company is required to take assignments because of business written under this Agreement.

         Final accounting of any contingent commission agreement shall not be calculated until all policy assignments to the Company by reason of participation in such assigned risk plan, pool, etc., are fully earned and final assessments made and claims paid.

         The General Agent authorizes the Company to combine and offset, as the case may be, any profit or loss described with contingent commissions payable under this Agreement.

J. If a Guarantor or Surety has agreed, by separate written instrument, to guarantee the obligations the General Agent has assumed herein, any changes made by amendment of this Agreement or any Schedules or Addendum(s) attached hereto relating to a class or classes of business, territory, commissions, reports, records or accounting, shall be deemed to be a contemplated change and not an alteration of the original obligation.

IN WITNESS WHEREOF, the said ASSURANCE MANAGING GENERAL AGENTS, INC. a Florida corporation of Fort Lauderdale, Florida, and the said FEDERATED NATIONAL INSURANCE COMPANY, a Florida Corporation of Pembroke Pines, Florida, have affixed their signatures to this Agreement the day and year first above written.

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                            FEDERATED NATIONAL INSURANCE COMPANY



                            By:      /s/    Ronald A. Raymond
                              --------------------------------------------------
                                     President or Vice President


                                     /s/    Lisette Lozano
                            ----------------------------------------------------
                                     Witness



                            ASSURANCE MANAGING GENERAL AGENTS, INC.



                            By:      /s/    Edward J. Lawson
                               -------------------------------------------------
                                     President or Vice President


                                     /s/    Lisette Lozano
                            ----------------------------------------------------
                                     Witness

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                    PRODUCT LINE AUTHORIZATION ADDENDUM NO. 1


PRODUCT LINE:                Automobile Liability and Physical Damage

COMPANY:                     Federated National Insurance Company

COVERAGES AUTHORIZED:        MAXIMUM LIMITS OF LIABILITY

Liability                    $100/300/50
Uninsured Motorists          $100/300
Personal Injury              $10,000
Medical Payments             $500
Physical Damage              $50,000

ADVANCE COMMISSION RATE:     15% Policy Writing Fee 100%

AUTHORIZED TERRITORY:        Florida

MAXIMUM POLICY PERIOD:       12 Months

EFFECTIVE DATE:              August 1, 1998

PREMIUM REMITTANCE TIME:     45 Days

REPLACES ADDENDUM NO.:       1

The Company hereby authorizes the General Agent to transact business on behalf of the Company under the terms and conditions set forth in the addendum and in accordance with the terms and conditions of the General Agency Agreement to which this addendum is attached. This authority is limited to the rules, rates and underwriting guidelines that are filed with and approved by the insurance departments of the state(s) in which the General Agent is authorized to do business. The maximum annual premium volume that the General Agent is authorized to write under this Agreement is $25,000,000 without prior written approval of the Company.

The General Agent, by accepting this addendum, agrees to produce the authorized class of business in accordance with the territory and limits of liability set forth in this addendum and the Company's established underwriting requirements for the product line. The General Agent agrees that policies and risks bound or written by General Agent not in accordance with the conditions set forth in this addendum and the General Agency Agreement to which it is attached, constitutes a breach of the Agreement and any loss and expense shall be assumed by the General Agent. In the event the Company sustains a loss on a policy or risk which the General Agent has issued or bound which is not within the scope of his authority under this addendum or General Agency Agreement to which it is attached, the General Agent agrees to reimburse the Company for the amount of loss plus the expenses incurred by the Company because of the loss.

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IN WITNESS WHEREOF, the parties hereto have caused this addendum to be signed in
Pembroke Pines, Florida this 1 day of August 1998.


                             FEDERATED NATIONAL INSURANCE COMPANY



                             By:      /s/    Ronald A. Raymond
                                ------------------------------------------------
                                      President or Vice President


                             Witness: /s/    Lisette Lozano
                                     -------------------------------------------



                             ASSURANCE MANAGING GENERAL AGENTS, INC.



                             By:      /s/     Edward J. Lawson
                                ------------------------------------------------
                                      President or Vice President


                             Witness: /s/    Lisette Lozano
                                     -------------------------------------------

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                    PRODUCT LINE AUTHORIZATION ADDENDUM NO. 2

PRODUCT LINE:                Mobile Home Owners & Mobile Home Physical Damage

COMPANY:                     Federated National Insurance Company

COVERAGES AUTHORIZED:        MAXIMUM LIMITS OF LIABILITY

Mobile Home,
Appurtenant Structures,
Contents & Additional
Living Expense
(Combined):                  $120,000.00
Personal Liability           $100,000.00

ADVANCE COMMISSION RATE:     22% Policy Writing Fee 100%

AUTHORIZED TERRITORY:        Florida

MAXIMUM POLICY PERIOD:       12 Months

EFFECTIVE DATE:              October 1,1997

PREMIUM REMITTANCE TIME:     45 Days

REPLACES ADDENDUM NO.:       N/A

The Company hereby authorizes the General Agent to transact business on behalf of the Company under the terms and conditions set forth in the addendum and in accordance with the terms and conditions of the General Agency Agreement to which this addendum is attached. This authority is limited to the rules, rates and underwriting guidelines that are filed with and approved by the insurance departments of the state(s) in which the General Agent is authorized to do business. The maximum annual premium volume that the General Agent is authorized to write under this Agreement is $5,000,000 without prior written approval of the Company.

The General Agent, by accepting this addendum, agrees to produce the authorized class of business in accordance with the territory and limits of liability set forth in this addendum and the Company's established underwriting requirements for the product line. The General Agent agrees that policies and risks bound or written by General Agent not in accordance with the conditions set forth in this addendum and the General Agency Agreement to which it is attached, constitutes a breach of the Agreement and any loss and expense shall be assumed by the General Agent. In the event the Company sustains a loss on a policy or risk which the General Agent has issued or bound which is not within the scope of his authority under this addendum or General Agency Agreement to which it is attached, the General Agent agrees to reimburse the Company for the amount of loss plus the expenses incurred by the Company because of the loss.

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IN WITNESS WHEREOF, the parties hereto have caused this addendum to be signed in
Fort Lauderdale, Florida this 1 day of August, 1998.


                             FEDERATED NATIONAL INSURANCE COMPANY



                             By:      /s/    Ronald A. Raymond
                               -------------------------------------------------
                                      President or Vice President


                                      /s/    Lisette Lozano
                             ---------------------------------------------------
                                      Witness



                             ASSURANCE MANAGING GENERAL AGENTS, INC.



                             By:      /s/    Edward J. Lawson
                                ------------------------------------------------
                                      President or Vice President


                                      /s/    Lisette Lozano
                             ---------------------------------------------------
                                      Witness

                                       13
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                    PRODUCT LINE AUTHORIZATION ADDENDUM NO. 3

PRODUCT LINE:                Home Owners

COMPANY:                     Federated National Insurance Company

COVERAGES AUTHORIZED:        MAXIMUM LIMITS OF LIABILITY

Home, Appurtenant Structures,
Contents & Additional
Living Expense
(Combined):                  $750,000.00
Personal Liability           $500,000.00

ADVANCE COMMISSION RATE:     15% Policy Writing Fee 100%

AUTHORIZED TERRITORY:        Florida

MAXIMUM POLICY PERIOD:       12 Months

EFFECTIVE DATE:              March 1,1999

PREMIUM REMITTANCE TIME:     45 Days

REPLACES ADDENDUM NO.:       N/A

The Company hereby authorizes the General Agent to transact business on behalf of the Company under the terms and conditions set forth in the addendum and in accordance with the terms and conditions of the General Agency Agreement to which this addendum is attached. This authority is limited to the rules, rates and underwriting guidelines that are filed with and approved by the insurance departments of the state(s) in which the General Agent is authorized to do business. The maximum annual premium volume that the General Agent is authorized to write under this Agreement is $5,000,000 without prior written approval of the Company.

The General Agent, by accepting this addendum, agrees to produce the authorized class of business in accordance with the territory and limits of liability set forth in this addendum and the Company's established underwriting requirements for the product line. The General Agent agrees that policies and risks bound or written by General Agent not in accordance with the conditions set forth in this addendum and the General Agency Agreement to which it is attached, constitutes a breach of the Agreement and any loss and expense shall be assumed by the General Agent. In the event the Company sustains a loss on a policy or risk which the General Agent has issued or bound which is not within the scope of his authority under this addendum or General Agency Agreement to which it is attached, the General Agent agrees to reimburse the Company for the amount of loss plus the expenses incurred by the Company because of the loss.

IN WITNESS WHEREOF, the parties hereto have caused this addendum to be signed in Fort Lauderdale, Florida this 1 day of August, 1998.


                             FEDERATED NATIONAL INSURANCE COMPANY



                             By:      /s/    Ronald A. Raymond
                               -------------------------------------------------
                                      President or Vice President


                                      /s/    Lisette Lozano
                             ---------------------------------------------------
                                      Witness



                             ASSURANCE MANAGING GENERAL AGENTS, INC.



                             By:      /s/    Edward J. Lawson
                                ------------------------------------------------
                                      President or Vice President


                                      /s/    Lisette Lozano
                             ---------------------------------------------------
                                      Witness

                                       15